Exhibit 99.1

News Release

Republic Companies Group, Inc. Enters Into Merger Agreement With A Wholly Owned US Subsidiary of Delek Capital Ltd.

Dallas, Texas - August 4, 2006 - (NASDAQ:RUTX) Republic Companies Group, Inc. (“Republic”) today announced that it has entered into a definitive merger agreement pursuant to which a subsidiary of Delek Capital Ltd. (“Delek Capital”) would acquire all of the outstanding shares of Republic’s common stock for $20.40 per share in cash. The closing price of Republic’s common stock was $15.22 per share on August 3, 2006.

Delek Capital is a subsidiary of Delek Group Ltd., a conglomerate domiciled and publicly traded in Israel with interests in energy, infrastructure, communications, real estate, financial services and automotive businesses.

The transaction is expected to close by the end of 2006. Completion of the transaction is subject to certain conditions, including approval by Republic stockholders and customary regulatory approvals.

Upon completion of the transaction, the business will continue to operate under the Republic name, and its headquarters will remain in Dallas, Texas. Parker Rush and his senior management team will continue to serve with the company following the completion of the acquisition.

Mr. Rush, Republic’s President and Chief Executive Officer, stated that “The proposed merger is attractive to our shareholders and very positive for our agents and our policyholders. The financial strength and long-term perspective of Delek should enhance our growth opportunities, both geographically and on a product basis.”

Danny Guttman, Chief Executive Officer of Delek Capital, said “We are excited to work with Parker Rush and his strong management team to build on Republic’s success. We view Republic as a premier regional insurance franchise with a strong operating platform and superior growth prospects.”

Greenhill & Co., LLC acted as financial advisor to Republic, and Keefe, Bruyette & Woods, Inc. delivered an opinion as to the fairness, from a financial point of view, of the merger to the stockholders of Republic. Vinson & Elkins LLP acted as Republic’s legal counsel. UBS Investment Bank acted as financial advisor to Delek Capital. LeBoeuf, Lamb, Greene & MacRae LLP acted as legal counsel to Delek Capital.

About Republic

Republic Companies Group, Inc. through a group of insurance companies and related entities provides personal and commercial property and casualty insurance products. In its Independent Agents segments, Republic distributes these products to individuals and small to medium-size businesses through a network of independent agents primarily in Texas, Louisiana, Oklahoma and New Mexico. In its Program Management and Insurance Services segments Republic capitalizes on its unique combination of charters and licenses to develop and manage target-niche insurance products that are distributed through managing general agents in many additional states. Visit www.RepublicGroup.com for more information.

About Delek

Delek Group, with annual revenues of approximately $4.5 billion, is one of the largest corporations trading on the Tel Aviv Stock Exchange with major investments in Israel, Europe and North America. Delek and its affiliates own controlling interests in the oil refining and distribution industries in the United States, as well as real estate investments in Canada.

Precautionary Statement Regarding Forward-Looking Information

Some of the statements in this press release may include forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 (PSLRA), that reflect Republic’s current views with respect to future events and financial performance. These forward-looking statements, which may apply to Republic specifically or the insurance industry in general, are made pursuant to the safe harbor provisions of the PSLRA and include estimates and assumptions related to economic, competitive, regulatory, judicial, legislative and other developments. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “estimate,” “may,” “should,” “anticipate,” “will” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause Republic’s actual results to differ materially from those indicated in these statements. You should carefully consider these factors. Republic believes that these factors include but are not limited to the following: the ability of Republic and Capital to satisfy the various conditions contained in the merger agreement between the parties, including approval of the stockholders of Republic, governmental approvals and other customary conditions; ineffectiveness or obsolescence of Republic’s business strategy due to changes in current or future insurance market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than Republic’s underwriting, reserving or investment practices anticipate based on historical experience or industry data; developments in the world’s financial and capital markets that adversely affect the performance of Republic’s investments; changes in regulations or laws applicable to Republic, Republic’s subsidiaries, agents or customers; changes in the level of demand for independent agents and managing general agents and Republic’s insurance products and services, including new products and services; changes in the insurance product pricing environment; changes in the availability, cost or quality of reinsurance, failure of Republic’s reinsurers to pay claims timely or at all, or inability to recover increases in reinsurance costs; loss of the services of any of Republic’s executive officers or other key personnel; the effects of mergers, acquisitions and divestitures; changes in rating agency policies or practices; changes in legal theories of liability under Republic’s insurance policies, including any loss limitation methods and emerging claim and coverage issues; changes in accounting policies or practices; unavailability of future capital or availability of future capital on unfavorable terms; a few large stockholders may be able to influence stockholder decisions, which may conflict with other stockholder interests; and general economic conditions, including inflation and other factors.

This list of factors should not be construed as exhaustive and should be read in conjunction with the other precautionary statements described in Republic’s Annual Report filed on Form 10-K and other filings with the Securities and Exchange Commission (available at www.sec.gov). Unless otherwise required by law, Republic undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

If one or more risks or uncertainties materialize, or if Republic’s underlying assumptions otherwise prove to be incorrect, Republic’s actual results may vary materially from what Republic projects. Any forward-looking statements you read in this news release reflect Republic’s views as of the date of this press release with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to Republic’s operations, financial condition, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to Republic or individuals acting on Republic’s behalf are expressly qualified in their entirety by this paragraph.

Additional Information and Where to Find It

Republic intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant documents in connection with the proposed acquisition of Republic by Capital. Investors and security holders of Republic are urged to read the proxy statement and other relevant documents when they become available because they will contain important information about Republic, Delek Capital and the proposed merger. Investors and security holders of Republic may obtain free copies of the proxy statement and other relevant documents filed with the SEC (when they become available) at the SEC’s website at www.sec.gov, or at Republic’s website at www.RepublicGroup.com. In addition, investors and security holders of Republic may obtain free copies of the proxy statement (when it becomes available) by writing to The Republic Group, 5525 LBJ Freeway, Dallas, Texas 75240-6241, Attention: Legal Department.

Media and Investor Contact

Michael E. Ditto, Esq.

Vice President, General Counsel and Secretary

972 788 6000